SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:Putnam High Yield Trust -- Class A Shares
Fiscal period ending: 8/31/95
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000     $1,000        $1,000

ERV =  Ending Redeemable Value   $1,055.10 $1,901.82    $2,660.40


T   =  Average Annual
       Total Return                5.51%    13.72%       10.28%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $1.255

NAV                              $12.01

Sales Charge                     4.75%

POP                              $12.61

Yield at POP                      7.13%
            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam High Yield Trust -- Class B Shares
Fiscal period ending: 8/31/95
Inception date (if less than 10 years of performance): 3/1/93


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      Life of Class*

P   =  Initial Investment        $1,000      $1,000

ERV =  Ending Redeemable Value   $1,049.04             $1,165.08


T   =  Average Annual
       Total Return              4.90%       6.30%*

                   *Life of class, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $1.168

NAV                              $11.97

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     6.76%

           SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam High Yield Trust -- Class M Shares
Fiscal period ending: 8/31/95
Inception date (if less than 10 years of performance): 7/1/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    Life of Class*

P   =  Initial Investment        $1,000

ERV =  Ending Redeemable Value   $990.52

T   =  Average Annual
       Total Return              -.95%*

                   *Life of class, if less than 1 year.

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $0.203

NAV                              $12.00

Sales Charge                     %3.25

POP                              $12.40

Yield at POP                      4.90%